TEXAS GAS TRANSMISSION CORPORATION


          I, the undersigned, Shawna L. Gehres, Secretary of TEXAS GAS TRANSMISSION CORPORATION, a Delaware company (hereinafter called the "Company"), do hereby certify that pursuant to Section 141(f) of the General Corporation Law of Delaware, the Board of Directors of this Corporation unanimously consented, as of February 18, 2000, to the following:

                          RESOLVED that the Chairman of  the
          Board, the President or any Vice President of the Company be, and each of them hereby is, authorized and empowered to execute a Power of Attorney for use in connection with the execution and filing, for and on behalf of the Company, under the Securities Exchange Act of 1934, of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

           I further certify that the foregoing resolution has not been modified, revoked or rescinded and is in full force and effect.

     IN WITNESS WHEROF, I have hereunto set my hand and affixed the corporate seal of TEXAS GAS TRANSMISSION CORPORATION this 18th day of February, 2000.




                                     /s/ Shawna L. Gehres
                                         Shawna L. Gehres
                                             Secretary




[CORPORATE SEAL]


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               TEXAS GAS TRANSMISSION CORPORATION

                        POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of TEXAS GAS TRANSMISSION CORPORATION, a Delaware corporation ("Texas Gas"), does hereby constitute and appoint NICK A. BACILE AND SUSANNE W. HARRIS their true and lawful attorneys and each of them (with full power to act without the other) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Texas Gas, as hereinafter set forth below their signature, to sign Texas Gas's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1999, and any and all amendments thereto or all instruments necessary or incidental in connection therewith; and

          THAT the undersigned Texas Gas does hereby constitute and appoint NICK A. BACILE AND SUSANNE W. HARRIS its true and lawful attorneys and each of them (with full power to act without the other) its true and lawful attorney for it and in its name and on its behalf to sign said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

          Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

          IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 18th day of February, 2000.


       /s/ Cuba Wadlington, Jr.                /s/ Nick A. Bacile
           Cuba Wadlington, Jr.                    Nick A. Bacile
        President, Chief Executive                Vice President and
            Officer, and Director               Chief Financial Officer
     (Principal Financial Officer)           (Principal Executive Officer)


                          /s/ Susanne W. Harris
                              Susanne W. Harris
                                 Controller
                        (Principal Accounting Officer)

      /s/ Keith E. Bailey                      /s/ David L. Young
           Director                                 Director




                                    TEXAS GAS TRANSMISSION CORPORATION



                                    By     /s/ Nick A. Bacile
                                               Nick A. Bacile
                                            Vice President and
                                            Chief Financial Officer

ATTEST:



    /s/ Shawna L. Gehres
        Shawna L. Gehres
         Secretary